                                                                  (Exhibit 23.1)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To International Paper Company:

As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 2001, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-11117, 33-32527, 33-41374, 33-50438, 33-51447, 33-61335, 33-62283,
333-01667, 333-02137, 333-24869, 333-47583, 333-62661, 333-75235,
333-85051, 333-48434, 333-37390, 333-00843 and 333-85133.


                                    Arthur Andersen LLP


New York, New York
March 23, 2001